                                 AMENDMENT NO. 1
                                       TO
                           PURCHASE AND SALE AGREEMENT


        This Amendment No. 1 ("Amendment") is executed as of August 18, 1997, by and between PARKWAY CAPITAL, INC., a Washington corporation, or assigns ("Buyer"), and AMERICAN PROPERTIES INVESTMENTS, INC., a Washington corporation ("Seller"), with respect to that certain Real Estate Purchase and Sale Agreement and Joint Escrow Instructions between the parties dated as of August 5, 1997 ("Agreement"). Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

        The parties agree as follows:

        1. Extension of Review Period. The parties hereby agree that Buyer's Review Period shall be deemed to have commenced on August 18, 1997, for a period of forty-five (45) days ending October 2, 1997. Buyer shall then have an additional seven (7) days, until October 9, 1997, in which to obtain the approval of Buyer's lender. The parties therefore agree that, notwithstanding anything in the Agreement to the contrary, Buyer's Review Period shall be deemed to expire on October 9, 1997, and the Agreement is hereby amended accordingly.

        2. Scope of Amendment. Except as so amended, all of the terms and conditions of the Agreement are incorporated herein by reference and remain in full force and effect. Without limiting the generality of the foregoing, the parties agree that the Title Review Period shall be unmodified, which Title Review Period expires on September 25, 1997.

        3. Counterparts. This document may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute the same document, whether or not all parties execute each counterpart.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BUYER:                                  SELLER:

PARKWAY CAPITAL, INC.,                  AMERICAN PROPERTIES INVESTMENTS, INC.,
a Washington corporation                a Washington corporation



By /s/ MICHAEL SANDORFFY                By /s/ RAYMOND J. WHITTY
   ------------------------------          -----------------------------------
   Michael Sandorffy                       Raymond J. Whitty
   Its President                           Its Treasurer